                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         May 2, 2003
                                                 -------------------------------

                                    NN, INC.
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             (Exact name of registrant as specified in its charter)

DELAWARE                           0-23486                    62-1096725
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(State or other jurisdiction    (Commission                 (IRS Employer
      of incorporation)         File Number)              Identification No.)

2000 Waters Edge Drive, Johnson City, Tennessee              37604
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(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code     (423) 743-9151
                                                   -----------------------------

                                      None
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          (Former name or former address, if changed since last report)

Item 5.      Other Events and Regulation FD Disclosure.

         On May 2, 2003, the Company issued a press release announcing it purchased SKF's interest in NN Euroball ApS. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 7.      Financial Statements and Exhibits.

             (c) EXHIBITS. The following exhibit is filed herewith:

             99.1  Press Release dated May 2, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 2, 2003                       NN, INC.

                                         By:      /s/ William C. Kelly, Jr.
                                            ------------------------------------
                                                 William C. Kelly, Jr.
                                                 Treasurer, Secretary and Chief
                                                 Administrative Officer

                                  EXHIBIT INDEX

Exhibit Number    Description
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          99      Press Release dated May 2, 2003